Exhibit 99.1
For Release May 25, 2016
1:15 p.m. Pacific
PRESS RELEASE
Investor Contact:
Renee Lyall
Infoblox
408.986.4748
rlyall@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Fiscal Third Quarter 2016 Results
Increases Share Repurchase Authorization by $150 Million

SANTA CLARA, Calif., May 25, 2016 — Infoblox (NYSE:BLOX), the network control company, today reported its financial results for its third fiscal quarter ended April 30, 2016. Total net revenue for the third quarter of fiscal 2016 was $82 million, an increase of 5% on a year-over-year basis.
On a GAAP basis, the Company reported net loss of $6 million, or $0.10 net loss per diluted share, for the third quarter of fiscal 2016, compared with a net loss of $5 million, or $0.09 net loss per diluted share, for the third quarter of fiscal 2015.
On a non-GAAP basis, the Company reported net income of $3 million, or $0.06 net income per diluted share for the third quarter of fiscal 2016, compared with net income of $7 million, or $0.12 net income per diluted share for the third quarter of fiscal 2015.

“Revenue for the third quarter was $82 million, in line with our May 9 preliminary announcement,” said Jesper Andersen, president and chief executive officer. “While we continue to make good progress in product development, delivering products and services that support our customers’ needs in core DDI, extending DDI to cloud environments, and securing their DNS infrastructure, our revenue results were weaker than we anticipated in what was a weaker than expected spending environment combined with a more rapid tapering down of our product upgrade cycle than we anticipated,” continued Andersen. “Looking forward, a key priority is driving top line growth more profitably. We are taking actions to drive improved efficiency across the company and significantly higher operating margins in fiscal 2017. Importantly, we believe our competitive position continues to be strong, our addressable market is growing, and we are optimistic about the opportunities before us.”

Recent Business Highlights

•
Acquired IID, a leader in global threat intelligence, making Infoblox the first enterprise-grade DDI vendor that combines contextual network data with federated threat intelligence and a dedicated threat research team, to provide context-aware security using tier 1 network infrastructure that customers already have in place

•	Hosted Bloxfest, Infoblox’s first customer focused conference, with nearly 250 customers and partners in attendance

•
Announced Infoblox DNS Firewall as a service, extending the company's industry-leading DNS protection to roaming devices off premise making Infoblox the first enterprise-grade DDI vendor to offer a DNS function as a service

•	Belgium-based Colruyt Group deployed Infoblox DNS appliances and NetMRI to centralize and automate its network processes supporting 30,000 employees in more than 800 locations worldwide

•
Council Rock School District of Pennsylvania upgraded to Infoblox enterprise grade DDI, deployed external DNS security, and DNS Firewall to modernize and secure network operations and meet the growing needs of 13,500 staff and students

•	Everi Holdings chose Infoblox secure DNS to help protect $20 billion in transactions each year, spanning 1,100 gaming locations in 36 countries, for the gaming industry

•
Netskope deployed Infoblox solutions to achieve its mission of delivering secure cloud-based services to its customers. Infoblox provides an essential component for Netskope's popular service where its customers' end users, on average, access over 750 applications and cannot afford disruptions to their business processes.

$150 Million Increase to Share Repurchase Authorization
The Company also announced that its board of directors approved a $150 million increase to the Company’s share repurchase program. The share purchases may be made from time to time on the open market in compliance with applicable state and federal securities laws. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability.  The program does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice.  The program has no expiration date.

Financial Outlook
Infoblox announced its outlook of anticipated results for the fourth fiscal quarter and fiscal year ending July 31, 2016. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the fourth fiscal quarter ending July 31, 2016, the Company currently expects:
•Total net revenue in the range of $82 million to $86 million;
•Non-GAAP gross margin in the range of 79% to 80%;
•Non-GAAP operating margin in the range of 5.5% to 7.5%; and
•Non-GAAP net income per diluted share ("non-GAAP EPS") to be in the range of $0.05 to $0.07, assuming approximately 57 million to 58 million shares, on a non-GAAP diluted weighted-average share basis.
For the fiscal year ending July 31, 2016, the Company currently expects:
•Total net revenue in the range of $354 million to $358 million; and
•Non-GAAP gross margin in the range of 80.3% to 80.5%;
•Non-GAAP operating margin to be approximately 11%;
•Non-GAAP EPS to be in the range of $0.41 to $0.43, assuming approximately 59 million shares, on a non-GAAP diluted weighted-average share basis.

Conference Call & Webcast
Management will host a conference call today, May 25, 2016 at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal third quarter 2016 financial results. To access the call, dial 800-230-1059 (domestic) or 612-288-0337 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on the company's website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 393091.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted shares outstanding. We also provide fourth fiscal quarter 2016 and fiscal 2016 estimates for net revenue, non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related expenses: We have excluded acquisition transaction costs from our non-GAAP operating results. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses with income taxes adjusted to reflect our estimated long-term effective tax rate on a non-GAAP basis. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.” No reconciliation of the forecasted ranges for non-GAAP gross margin, non-GAAP operating margin or non-GAAP EPS for the fourth fiscal quarter 2016 and fiscal 2016 is included in this release because the charges for our expected cost reduction activities that may impact the GAAP measure are not yet known and subject to change, and the variability of these charges could have a significant, and potentially unpredictable, impact on our future GAAP financial results.

About Infoblox
Infoblox (NYSE:BLOX) delivers critical network services that protect Domain Name System (DNS) infrastructure, automate cloud deployments, and increase the reliability of enterprise and service provider networks around the world. As the industry leader in DNS, DHCP, and IP address management, the category known as DDI, Infoblox (www.infoblox.com) reduces the risk and complexity of networking.

###
Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Andersen, the statements under “Financial Outlook” and our share repurchase authorization are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter; changes in demand for network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally. Such risk factors also include those related to whether or not we will complete our share repurchase program during any particular time frame or at all and whether our cash and short term investments may be insufficient to fund our share repurchase program.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of May 25, 2016, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this May 25, 2016, press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2016	January 31, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Net revenue:
Products and licenses	$37,771	$51,516	$40,737	$140,144	$110,162
Services	44,191	44,483	37,366	131,839	108,964
Total net revenue	81,962	95,999	78,103	271,983	219,126
Cost of revenue:
Products and licenses	9,046	9,856	9,069	29,252	25,323
Services	10,176	9,065	8,257	27,993	23,215
Total cost of revenue	19,222	18,921	17,326	57,245	48,538
Gross profit	62,740	77,078	60,777	214,738	170,588
Operating expenses:
Research and development	17,300	17,461	16,709	52,594	46,783
Sales and marketing	42,506	45,996	39,536	135,788	117,779
General and administrative	10,956	11,149	9,740	32,562	27,055
Total operating expenses	70,762	74,606	65,985	220,944	191,617
Income (loss) from operations	(8,022)	2,472	(5,208)	(6,206)	(21,029)
Other income (expense), net	309	167	206	571	(574)
Income (loss) before provision for (benefit from) income taxes	(7,713)	2,639	(5,002)	(5,635)	(21,603)
Provision for (benefit from) income taxes	(2,037)	(1,139)	134	(2,226)	754
Net income (loss)	$(5,676)	$3,778	$(5,136)	$(3,409)	$(22,357)
Net income (loss ) per share - basic and diluted	$(0.10)	$0.06	$(0.09)	$(0.06)	$(0.40)
Weighted-average shares used in computing basic net income (loss) per share	57,420	58,926	56,928	58,548	56,120
Weighted-average shares used in computing diluted net income (loss) per share	57,420	60,138	56,928	58,548	56,120

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2016	January 31, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Gross Profit Reconciliation:
GAAP gross profit	$62,740	$77,078	$60,777	$214,738	$170,588
Stock-based compensation expense	1,014	1,221	1,001	3,363	3,405
Amortization of intangible assets	768	290	290	1,348	870
Non-GAAP gross profit	$64,522	$78,589	$62,068	$219,449	$174,863
Gross Margin Reconciliation:
GAAP gross margin	76.5%	80.3%	77.8%	79.0%	77.8%
Stock-based compensation expense	1.3	1.3	1.3	1.2	1.6
Amortization of intangible assets	0.9	0.3	0.4	0.5	0.4
Non-GAAP gross margin	78.7%	81.9%	79.5%	80.7%	79.8%
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(8,022)	$2,472	$(5,208)	$(6,206)	$(21,029)
Stock-based compensation expense	11,795	12,965	11,759	37,588	36,098
Amortization of intangible assets	1,091	322	617	1,735	1,851
Acquisition related expenses	236	382	—	618	—
Non-GAAP operating income	$5,100	$16,141	$7,168	$33,735	$16,920
Operating Margin Reconciliation:
GAAP operating margin	(9.8%)	2.6%	(6.7%)	(2.3%)	(9.6%)
Stock-based compensation expense	14.4	13.5	15.1	13.8	16.5
Amortization of intangible assets	1.3	0.3	0.8	0.7	0.8
Acquisition related expenses	0.3	0.4	—	0.2	—
Non-GAAP operating margin	6.2%	16.8%	9.2%	12.4%	7.7%
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(5,676)	$3,778	$(5,136)	$(3,409)	$(22,357)
Stock-based compensation expense	11,795	12,965	11,759	37,588	36,098
Amortization of intangible assets	1,091	322	617	1,735	1,851
Acquisition related expenses	236	382	—	618	—
Income tax adjustment	(4,091)	(7,336)	(45)	(15,261)	(167)
Non-GAAP net income	$3,355	$10,111	$7,195	$21,271	$15,425

Non-GAAP EPS	$0.06	$0.17	$0.12	$0.35	$0.26
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net income (loss) per share	57,420	60,138	56,928	58,548	56,120
Additional dilutive securities for non-GAAP income	888	—	3,295	1,535	2,357
Weighted-average shares used in calculating non-GAAP diluted net income per share	58,308	60,138	60,223	60,083	58,477

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	April 30, 2016	July 31, 2015
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$110,827	$103,124
Short-term investments	166,346	227,712
Accounts receivable, net	50,582	45,881
Inventory	6,498	8,588
Prepaid expenses and other current assets	14,628	10,459
Total current assets	348,881	395,764
Property and equipment, net	23,731	23,225
Restricted cash	10,019	3,515
Intangible assets, net	21,088	1,923
Goodwill	58,965	33,293
Other assets	1,517	1,547
TOTAL ASSETS	$464,201	$459,267
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$23,327	$19,136
Accrued compensation	19,042	22,931
Deferred revenue, net	114,724	95,130
Total current liabilities	157,093	137,197
Deferred revenue, net	51,906	41,717
Other liabilities	10,591	5,201
TOTAL LIABILITIES	219,590	184,115
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 56,855 shares and 58,836 shares issued and outstanding as of April 30, 2016 and July 31, 2015	6	6
Additional paid-in capital	454,676	438,725
Accumulated other comprehensive loss	(38)	(37)
Accumulated deficit	(210,033)	(163,542)
TOTAL STOCKHOLDERS’ EQUITY	244,611	275,152
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$464,201	$459,267

(a) Derived from the July 31, 2015 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended April 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,409)	$(22,357)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	37,588	36,098
Depreciation and amortization	8,379	6,712
Excess tax benefits from employee stock plans	(904)	(247)
Deferred income taxes	(3,658)	62
Other	405	1,603
Changes in operating assets and liabilities:
Accounts receivable, net	(4,455)	(1,692)
Inventory	2,273	(2,608)
Prepaid expenses, other current assets and other assets	(498)	(2,568)
Accounts payable and accrued liabilities	2,076	2,762
Accrued compensation	(3,889)	6,912
Deferred revenue, net	26,801	19,552
Other liabilities	(740)	(670)
Net cash provided by operating activities	59,969	43,559
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(29,905)	(114,484)
Proceeds from maturities of short-term investments	90,830	76,450
Business acquisition, net of cash acquired	(31,531)	—
Change in restricted cash	(9,101)	—
Purchases of property and equipment	(7,459)	(5,552)
Proceeds from sales of short-term investments	—	1,001
Net cash provided by (used in) investing activities	12,834	(42,585)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock repurchases	(75,104)	—
Proceeds from issuance of common stock under the employee stock plans	8,997	12,318
Excess tax benefits from employee stock plans	904	247
Net cash provided by (used in) financing activities	(65,203)	12,565

Effect of foreign exchange rate changes on cash and cash equivalents	103	(1,252)

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,703	12,287
CASH AND CASH EQUIVALENTS—Beginning of period	103,124	78,535
CASH AND CASH EQUIVALENTS—End of period	$110,827	$90,822
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$761	$2,960
Cash paid for income taxes, net	$566	$425